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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Veritas DGC Inc. (the Company) of our report dated October 11, 1998 relating to the financial statements of the Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PRICEWATERHOUSECOOPERS
PRICEWATERHOUSECOOPERS
Chartered Accountants

Calgary, Alberta
November 20, 1998